UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
As of June 30, 2006

ASSETS	Home Solutions	Fireline	Pro Forma		Pro Forma
	of America, Inc.	Restoration,	Adjustments		Combined
		Inc.
	6/30/2006	6/30/2006	6/30/2006		6/30/2006
($ in thousands, except share data)
Current assets:
Cash	$13,831	252			$14,083
Accounts receivable, net of allowance for doubtful accounts of	21,962	24,247			46,209
$5,694
Note receivable	938	-			938
Inventories	3,564	-			3,564
Costs in excess of billings	-	3,402			3,402
Prepaid expenses and other current assets	2,070	59			2,129
Deferred tax asset	9,171				9,171
Assets held for sale	840	-			840
Total current assets	52,376	27,960	-		80,336
Property and equipment, net of accumulated depreciation of	2,636	1,578			4,214
$2,199
Intangibles, net of accumulated amortization of $1,337	9,094	-			9,094
Goodwill	42,802	-	47,597	(a)	90,399
Note receivable, net of current portion	1,628				1,628
Other assets	329	76			405
	108,865	29,614	47,597		186,076
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$4,750	5,883	1,000	(b)	$11,633
Current portion of debt	1,196	5,416			6,612
Current portion of capital lease obligations	64	-			64
Line of credit		7,912			7,912
Due to related party	-	568			568
Payable to seller	-	-	11,500	(b)	11,500
Billings in excess of costs	-	1,679			1,679
Total current liabilities	6,010	21,458	12,500		39,968
Long-term liabilities:
Debt, net of current portion	334	443	21,650	(c)	22,427
Minority interest	366	-			366
Capital lease obligations, net of current portion	120	-			120
Total liabilities	22,663	21,901	34,150		62,881
Commitments and contingencies
Stockholders' equity:
Series A convertible preferred stock, $0.001 par value, 0.08	-	-
shares authorized; 0.068 shares issued and outstanding (total liquidation preference of $1,746)
Series B convertible preferred stock, $.001 par value, 0.04	-	-
shares authorized, 0.04 shares issued and outstanding (total liquidation preference of $1,036)
Common stock, $0.001 par value, 50,000 shares authorized;	40	1	4	(b)	44
20,941 shares issued and outstanding			(1)
Additional paid-in capital	108,957	2,617	21,156	(b)	130,113
			(2,617)	(d)
(Accumulated deficit) retained earnings	(6,962)	5,095	(5,095)	(d)	(6,962)
Total stockholders' equity	102,035	7,713	13,447		123,195
	$108,865	29,614	47,597		$186,076

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
Six Months Ended June 30, 2006

	Home Solutions of	Fireline	Pro Forma		Pro Forma
	America, Inc.	Restoration,	Adjustments		Combined
		Inc.
	6/30/2006	6/30/2006	6/30/2006		6/30/2006
($ in thousands, except share data)
Net sales	$24,154	18,159	-		$42,313
Costs and expenses
Cost of sales	12,781	9,070	-		21,851
Selling, general and administrative expenses	5,471	5,494	-		10,965
	18,252	14,564	-		32,816
Operating income	5,902	3,595	-		9,497
Other income (expense):
Gain on sale of assets	-		-
Interest income	74	2	-		76
Interest expense	(58)	(636)	(778)	(e)	(1,472)
Other income	29		-		29
Total other income (expense)	45	(634)	(778)		(1,367)
Income (loss) before income taxes and minority interest	5,947	2,961	(778)		8,130
Income taxes	(2,246)		(1,154)	(f)	(3,400)
Minority interest in income of consolidated subsidiary	(208)		-		(208)

Income from continuing operations (loss)	3,493	2,961	(1,932)		$4,522
Loss from discontinued operations, net of tax benefit	975	-			975
Net income	$4,468	2,961	(1,932)		5,497

Net income available to common shareholders per share:
Basic
Income from continuing operations	$0.09				$0.11
Loss from discontinued operations, net of tax benefit	0.03				0.03
Net income	$0.12				$0.14

Diluted
Income from continuing operations	$0.09				$0.10
Loss from discontinued operations, net of tax benefit	0.02				0.02
Net income	$0.11				$0.12

Weighted average number of common shares outstanding:
Basic	37,103		4,000	(g)	41.103
Diluted	39,642		4,000	(g)	43.642

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
Period Ended December 31, 2005

	Home Solutions of	Fireline	Pro Forma		Pro Forma
	America, Inc.	Restoration,	Adjustments		Combined
		Inc.
	12/31/2005	12/31/2005	12/31/2005		12/31/2005
($ in thousands, except share data)
Net sales	$68,135	52,844	-		$120,979
Costs and expenses
Cost of sales	38,372	34,313	-		72,685
Selling, general and administrative expenses	16,485	12,459	-		28,944
	54,857	47,772	-		101,629
Operating income	13,278	6,072	-		19,350
Other income (expense):
Gain on sale of assets	(76)		-		(76)
Interest income	61		-		61
Interest expense	(3,351)	(193)	(1,340)	(e)	(4,884)
Other income	97		-		97
Total other income (expense)	(3,269)	(193)	(1,340)		(4,802)
Income (loss) before income taxes and minority interest	10,009	5,879	(1,340)		14,548
Income taxes	(446)		(1,750)	( f)	(2,196)
Minority interest in income of consolidated subsidiary	(933)		-		(933)

Income from continuing operations (loss)	8,630	5,879	(3,090)		$11,419
Loss from discontinued operations, net of tax benefit	(1,445)	-			(1,445)
Net income	$7,185	5,879	(3,090)		9,974

Net income available to common shareholders per share:
Basic
Income from continuing operations	$0.34				$0.39
Loss from discontinued operations, net of tax benefit	(0.06)				(0.06)
Net income	$0.28				$0.33

Diluted
Income from continuing operations	$0.30				$0.35
Loss from discontinued operations, net of tax benefit	(0.05)				(0.05)
Net income	$0.25				$0.30

Weighted average number of common shares outstanding:
Basic	23,210		4,000	(g)	27,210
Diluted	26,315		4,000	(g)	30,315

Home Solutions of America, Inc.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
     ($ in thousands, except share data)

Note 1 - Basis of Presentation

The unaudited pro forma combined balance sheets give effect to the acquisition of Fireline Restoration, Inc. ("Fireline") as if the acquisition had occurred as of June 30, 2006. The unaudited pro forma combined statements of operations for the year ended December 31, 2005 assume the acquisition took place as of January 1, 2005 and the unaudited pro forma combined statements of operations for the six months ended June 30, 2006 assume the acquisition took place as of January 1, 2006.

For purposes of the pro forma, Fireline’s financial results are combined with that of Home Solutions of America, Inc. as of and for the year ended December 31, 2005.

The pro forma information has been prepared for comparative purposes only, and does not purport to be indicative of Home Solutions of America Inc.'s (the "Home Solutions") results of operations that would have actually occurred had the transaction been in effect as of the date or for the periods presented, or of results that may occur in the future. The unaudited pro forma combined financial statements should be read in conjunction with Home Solutions' historical financial statements and related notes.

Note 2 - Pro Forma Adjustments

The pro forma adjustments are based on Home Solutions' management's preliminary estimates of the value of the tangible and intangible assets acquired. A valuation of the net assets acquired in the acquisition will be conducted by a third-party appraisal firm. As a result, the actual adjustments may differ materially from those presented in these unaudited pro forma combined financial statements.

Description of pro forma adjustments :

Pro Forma Adjustments to Combined Balance Sheets :

a) To record goodwill. The pro forma adjustments are based on the Home Solutions' management's preliminary estimates of the value of the tangible and intangible assets acquired. Management will conduct a valuation of the net assets acquired, with the assistance of a third-party appraisal firm. As a result, the actual adjustments may differ materially from those presented in these unaudited pro forma combined financial statements.

b) To record the following acquisition costs:

  4,000 shares of common stock to the seller. The shares were valued at $21,160 (estimated fair value based on the closing price of the Company's common stock on the date earned).
  $11,500 payable to the seller at closing.
  $1,000 in other acquisition-related costs including, but not limited to, expenses incurred for legal, consulting, accounting and travel.

c) To record the issuance of the note payable to seller, bearing interest at prime rate per annum, with interest payable monthly and the principal in one installment, maturing November 17, 2006.

d) To eliminate historical equity of Fireline.

Pro Forma Adjustments to Statements of Operations :

e) To record interest expense for $21,650 promissory note issued in connection with acquisition assuming the debt is outstanding for all periods presented.

f) To record a tax provision consistent with the effective tax rate of Home Solutions.

g) To record issuance of shares in connection with the acquisition.